SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


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                                       FORM 10-Q



                     Quarterly Report Under Section 13 or 15(d) of
                          the Securities Exchange Act of 1934



For Quarter Ended March 31, 1998                 Commission file number 1-4881




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                             AVON PRODUCTS, INC.
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            (Exact name of registrant as specified in its charter)



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EXHIBITS






                            AVON PRODUCTS, INC.

                             INDEX TO EXHIBITS



Exhibit
Number                    Description
-------                   -----------
3.3     --Certificate of Amendment of the
          Certificate of Incorporation of Avon Products, Inc.

27      --Financial Data Schedule.